United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2026

Date of Report (Date of earliest event reported)

Vernal Capital Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43269	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Avenue, Suite #1845

New York, NY 10001

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +65 9328 8727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right entitling the holder to receive one-fourth (1/4) of one ordinary share	VECAU	The New York Stock Exchange
Ordinary Shares, par value $0.0001 per share	VECA	The New York Stock Exchange
Rights, each right entitling the holder to receive one-fourth (1/4) of one ordinary share	VECAR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2026, Vernal Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right entitling the holder to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000.

The Company granted D. Boral Capital LLC, as representative of the underwriters a 45-day option to purchase up to 1,500,000 additional Units to cover over-allotments, if any.

On September 30, 2025, the Company filed a registration statement on Form S-1 (File No. 333-290609), as amended (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “Commission”) relating to the IPO, which was declared effective by the Commission on May 5, 2026.

In connection with the IPO, on May 5, 2026, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated May 5, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference;

●	A Right Agreement, dated May 5, 2026, by and between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference;

●	A Letter Agreement, dated May 5, 2026, by and among the Company, its executive officers, its directors, Vernal One Limited and Xesse Ventures Limited (together, the “Sponsors”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference;

●	An Investment Management Trust Agreement, dated May 5, 2026, by and between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference;

●	A Registration Rights Agreement, dated May 5, 2026, by and among the Company, the Sponsors and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Units Purchase Agreement, dated May 5, 2026, by and among the Company and the Sponsors, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated May 5, 2026, by and between the Company and Jun Du, a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated May 5, 2026, by and between the Company and Binghan Yi, a copy of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated May 5, 2026, by and between the Company and Pei Wang, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated May 5, 2026, by and between the Company and Saloon Tham, a copy of which is attached as Exhibit 10.8 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated May 5, 2026, by and between the Company and Qiang Fu, a copy of which is attached as Exhibit 10.9 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated May 7, 2026 as filed with the Commission on May 7, 2026 (the “Prospectus”) and are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

On May 7, 2026, simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale of an aggregate of 251,250 units (the “Private Placement Units”) to the Sponsors at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,512,500 (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that, for so long as the Private Placement Units are held by the Sponsors or their permitted transferees, the Private Placement Units (i) may not (including the securities underlying the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (ii) are entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on May 5, 2026, each of Jun Du, the Chief Executive Officer and a director of the Company, Binghan Yi, the Chief Financial Officer and a director of the Company, Pei Wang, a director of the Company, Saloon Tham, a director of the Company and Qiang Fu, a director of the Company, entered into an indemnity agreement with the Company. On May 5, 2026, all directors and officers of the Company along with the Sponsors, entered into the Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.5 through 10.9 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2026, in connection with the IPO, the Company’s Amended and Restated Memorandum and Articles of Association became effective (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $100,500,000 of the net proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to the interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of its initial business combination; (ii) the redemption of 100% of the public shares if it does not complete an initial business combination within the required period, subject to applicable law; or (iii) the redemption of any public shares properly submitted in connection with an amendment to the Amended Charter (A) that would modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if it is unable to complete its initial business combination within the period to consummate the initial business combination, or (B) with respect to the rights of holders of our Ordinary Shares and any other provision relating to shareholders’ rights or pre-initial business combination activity.

An audited balance sheet as of May 7, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included in the next amendment to the Form 8-K.

On May 5, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 7, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 5, 2026, by and among the Company and D. Boral Capital LLC as representative of the underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Right Agreement, dated May 5, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated May 5, 2026, by and among the Company, its executive officers, its directors and the Sponsors

10.2	Investment Management Trust Agreement, dated May 5, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated May 5, 2026, by and among the Company, the Sponsors and the Holders signatory thereto

10.4	Private Units Purchase Agreement, dated May 5, 2026, by and among the Company and the Sponsors

10.5	Indemnity Agreement, dated May 5, 2026, by and between the Company and Jun Du

10.6	Indemnity Agreement, dated May 5, 2026, by and between the Company and Binghan Yi

10.7	Indemnity Agreement, dated May 5, 2026, by and between the Company and Pei Wang

10.8	Indemnity Agreement, dated May 5, 2026, by and between the Company and Saloon Tham

10.9	Indemnity Agreement, dated May 5, 2026, by and between the Company and Qiang Fu

99.1	Press Release, dated May 5, 2026.

99.2	Press Release, dated May 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026

VERNAL CAPITAL ACQUISITION CORP.

By:	/s/ Jun Du
Name:	Jun Du
Title:	Chief Executive Officer

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